FOREST CITY ENTERPRISES, INC.


        Notice of Annual Meeting of Shareholders
        To Be Held June 14, 1994

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Forest City Enterprises, Inc. will be held in the English Oak Room, 50 Public Square, Cleveland, Ohio 44113, on Tuesday, June 14, 1994 at 9:00 a.m., eastern daylight saving time, for the purpose of considering and acting upon:

(1) The immediate adjournment of the Annual Meeting of Shareholders until Tuesday, June 21, 1994. The Annual Meeting of Shareholders will be reconvened on June 21, 1994 at 3:00 p.m. in the English Oak Room, 50 Public Square, Cleveland, OH 44113.

(2) The election of twelve (12) directors, each to hold office until the next annual shareholders' meeting and until his successor shall be elected and qualify. Three (3) directors will be elected by holders of Class A common stock and nine (9) by holders of Class B common stock.

(3) The election of Coopers & Lybrand as independent auditors for the Company for the fiscal year ending January 31, 1995.

(4) An amendment to the Company's Code of Regulations establishing the date for the Annual Meeting of Shareholders as the second Tuesday in June, unless the Board of Directors schedules the meeting on another date between June 1 and June 30.

(5)  The approval of the proposed 1994 Stock Option Plan.

(6) Such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record at the close of business on April 15, 1994 will be entitled to notice of and to vote at such annual meeting or any adjournment thereof.


BY ORDER OF THE BOARD OF DIRECTORS
        Thomas G. Smith, Secretary



Cleveland, Ohio
April 15, 1994


IMPORTANT:  It is important that your stock be represented at the meeting.
            Whether or not you intend to be present, please mark, date and sign the appropriate enclosed Proxy or Proxies and send them by return mail in the enclosed envelope, which requires no postage if mailed in the United States.

                          FOREST CITY ENTERPRISES, INC.

                                  Proxy Statement
                     Solicitation and Revocation of Proxies
    The enclosed Proxy or Proxies relating to shares of Class A common stock and Class B common stock are solicited by and on behalf of the management of Forest City Enterprises, Inc. (hereinafter referred to as the "Company") for use at the annual meeting of shareholders to be held on Tuesday, June 14, 1994 at 9:00 a.m., eastern daylight saving time, in the English Oak Room, 50 Public Square, Cleveland, Ohio 44113. The first order of business will be to request the immediate adjournment of the Annual Meeting until Tuesday, June 21, 1994 at 3:00 p.m. in the English Oak Room, 50 Public Square, Cleveland, Ohio 44113. A shareholder giving a Proxy may revoke the same by notifying the Company in writing or at the annual meeting, without affecting any vote previously taken.

                       Outstanding Shares and Voting Rights
    As of April 15, 1994, the record date fixed for the determination of shareholders entitled to vote at the annual meeting, there were outstanding 5,146,226 shares of Class A common stock, par value $.33-1/3 per share, and 3,845,388 shares of Class B common stock, par value $.33-1/3 per share, of the Company. At the annual meeting, the holders of Class A common stock will be entitled as a class to elect three (3) directors. Max Ratner, Nathan Shafran and J Maurice Struchen have been nominated for election to serve as these directors. At the annual meeting, the holders of Class B common stock will be entitled as a class to elect nine (9) directors. Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, Scott S. Cowen, Harry O. Schloss, Jr., James A. Ratner, Ronald A. Ratner, Jerry V. Jarrett and Brian J. Ratner have been nominated for election to serve as these directors. Except for the election of directors, the holders of Class A common stock and Class B common stock will vote together on all other matters presented at the meeting and will be entitled to one (1) vote per share of Class A common stock and ten
(10) votes per share of Class B common stock held of record.
        If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight hours before the time fixed for the holding of the meeting that such shareholder desires cumulative voting with respect to the election of directors by a class of shareholders to which he belongs, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each holder of shares of that class shall have the right to accumulate such voting power as he possesses at such election with respect to shares of that class. Each holder of shares of Class A common stock or Class B common stock, as the case may be, shall have as many votes as equal the number of shares of that class of common stock owned by him multiplied by the number of directors to be elected by the holders of that class of common stock. These votes may be equally divided among the total number of directors to be elected by the holders of that class of common stock, or distributed among any lesser number, in such proportion as the holder may desire.
        Under Ohio law and the Company's Articles of Incorporation, broker nonvotes and abstaining votes will not be counted in favor of or against any nominee for election to the Board of Directors of the Company nor will such votes be counted in favor of or against the election of Coopers & Lybrand as the Company's independent auditors for the fiscal year ending January 31, 1995. Under Ohio law and the Company's Articles of Incorporation, broker nonvotes and abstaining votes with respect to the proposals to amend the Company's Code of Regulations and to approve the proposed 1994 Stock Option Plan will in effect be votes against such proposals.

                                Annual Report
        The Company's Annual Report for the fiscal year ended January 31, 1994 is enclosed herewith, but is not part of this Proxy Statement.

        Election of Directors
        It is intended that proxies will be voted for the election of the nominees named in the following table as directors of the Company unless authority is withheld. Each is to serve until the next annual shareholders' meeting and until his successor shall be elected and shall qualify. In the event any one or more of such nominees unexpectedly becomes unavailable for election, proxies will be voted in accordance with the best judgment of the proxy holder. All of the nominees are presently directors of the Company.
        The following table sets forth the security ownership of management for each director, nominee, other named executive officer and all directors, nominees, named executive officers and officers as a group.

                                                                           ---------- Number of Shares of Capital Stock -------
                                                                           --------- Beneficially Owned at March 1, 1994 ------
                                                                           Class A                             Class B
                                  Occupation                   Director    Common      Percent   Percent       Common     Percent
             Name                   And Age                      Since      Stock     of Class  of Class(e)    Stock     of Class
(1) Max Ratner            Founder Chairman of the Board           1960     78,792 (3)   1.53%      1.54%         209 (4)    0.01%
                          of Directors of the Company.
                          Age 86. (c)

(1) Nathan Shafran        Vice Chairman of the Board of           1960    172,776 (5)   3.36%     12.44%     533,779 (6)   13.88%
                          Directors of the Company.
                          Age 80. (c)

(1) J Maurice Struchen    Retired Chairman and Chief              1971        500       0.01%      0.02%         500        0.01%
                          Executive Officer and Director
                          of Society Corporation (banking);
                          Greif Bros. Corporation (creative
                          packaging); Director of Davey
                          Tree Expert Co. (tree and lawn
                          care). Age 73. (a,b)

(2) Albert B. Ratner      Vice Chairman of the Board of           1960    222,909 (7)   4.33%      7.45%     173,424 (8)    4.51%
                          Directors and Chief Executive
                          Officer of the Company; Director
                          of American Greetings Corporation
                          (greeting cards).  Age 66. (c)

(2) Samuel H. Miller      Chairman of the Board of                1960    184,401 (9)   3.58%      7.23%     202,401 (10)   5.26%
                          Directors and Treasurer of the
                          Company.  Age 72. (c)

(2) Charles A. Ratner     President and  Chief  Operating         1972    176,597 (11)  3.43%      6.87%     189,992 (12)   4.94%
                          Officer of the Company;
                          Chairman of Forest City Rental
                          Properties Corporation, a
                          subsidiary of the Company.
                          Age 52. (c)

(2) Harry O. Schloss Jr.  Executive Consultant and Director       1978      2,500       0.05%      0.05%           -           -
                          of U.S. Trust Co. of Florida.
                          Age 84. (a,b)

(2) James A. Ratner       Executive Vice President of the         1984    216,056 (13)  4.20%      7.17%     164,471 (14)   4.28%
                          Company and President of Forest
                          City Rental Properties Corporation,
                          a subsidiary of the Company.
                          Age 49. (c)

(2) Jerry V. Jarrett      Retired Chairman and Chief              1984          -          -          -            -           -
                          Executive Officer of Ameritrust
                          Corporation and Ameritrust
                          Company National Association
                          (banking); Director of Developers
                          Diversified Realty Corporation
                          (real estate investment trust).
                          Age 62. (a,b)

(2) Ronald A. Ratner      Executive Vice President of the         1985    222,152 (15)  4.32%      7.52%     178,110 (16)   4.63%
                          Company and President of Forest
                          City Residential Development, Inc.,
                          a subsidiary of the Company.
                          Age 47. (c)

(2) Scott S. Cowen        Dean, Weatherhead School of             1989        400       0.01%      0.01%           -           -
                          Management, Case Western Reserve
                          University; Director of FabriCenters
                          of America, Inc. (specialty retailing),
                          Premier Industrial Corporation
                          (industrial distribution), LDI
                          Corporation (equipment leasing),
                          American Greetings Corporation
                          (greeting cards) and Society Nat-
                          ional Bank (banking). Age 47. (a)

(2) Brian J. Ratner       Managing Director-Urban                 1993    139,581 (17)  2.71%      4.19%      79,541 (18)   2.07%
                          Development.  Age 37.  (c)

OTHER NAMED EXECUTIVE OFFICERS
        Thomas G. Smith                                           (d)           -          -       0.00%          18        0.00%
        Gilles A. E. Stucker (21)                                 (d)           -          -          -            -          -

ALL DIRECTORS, NOMINEES
        AND OFFICERS AS A GROUP (19 in number)                          1,416,925 (19) 27.53%     44.08%   1,522,445 (20)  39.59%


(1)  Nominated for election by holders of Class A common stock.
(2)  Nominated for election by holders of Class B common stock.
(3) Includes 77,801 shares of Class A common stock held in a trust in which Max Ratner has an income interest but no interest in the remainder. Max Ratner disclaims beneficial ownership in 167,687 shares of Class A common stock that are not included in the table above. Certain of these shares are beneficially owned by Max Ratner because of his relationship as a trustee over shares in which he has no residual interest. The remainder, which are beneficially owned by his wife, are shares in which Max Ratner disclaims any beneficial interest.
(4) Max Ratner disclaims beneficial ownership in 5,350 shares of Class B common stock held by RMS, Ltd. that are not included in the table above. These shares, which are beneficially owned by his wife, are shares in which Max Ratner disclaims any beneficial interest. RMS, Limited Partnership ("RMS, Ltd.") is a limited partnership in which various members of the Ratner, Miller and Shafran families and family trusts are partners and in which Charles A. Ratner, Ronald A. Ratner, Brian J. Ratner and Samuel H. Miller have shared voting powers by virtue of their being among the general partners.
(5) Includes 85,219 shares of Class A common stock held in a partnership in which Mr. Shafran and his wife have shared voting and investment power. Mr. Shafran disclaims beneficial ownership in 815,083 shares of Class A common stock that are not included in the table above. Certain of these shares are beneficially owned by Nathan Shafran because of his relationship as a trustee over shares in which he has no residual interest. The remainder, which are beneficially owned by his wife, are shares in which Mr. Shafran disclaims any beneficial ownership.
(6) These represent shares held in a partnership in which Mr. Shafran and his wife have shared voting and investment power. In addition, these shares are held by RMS, Ltd. Excluded from the table above are 100 shares of Class B common stock, also held by RMS, Ltd., that are beneficially owned by Mr. Shafran's wife in which he disclaims any beneficial ownership.
(7) Includes 184,946 shares of Class A common stock held in a trust in which Albert B. Ratner has an income interest but no interest in the remainder. Mr. Ratner disclaims beneficial ownership in 804,698 shares of Class A common stock that are not included in the table above. Certain of these shares are beneficially owned by Albert Ratner because of his relationship as a trustee over shares in which he has no residual interest. The remainder, which are beneficially owned by his wife, are shares in which Mr. Ratner disclaims any beneficial ownership.
(8) Includes 173,180 shares of Class B common stock held by RMS, Ltd. Excluded from the table above are 70,671 shares of Class
     B common stock that are beneficially owned by Albert Ratner because of his relationship as a trustee over shares in which he has no residual interest and for which Mr. Ratner disclaims any beneficial ownership. Also excluded are 100 shares of Class B common stock beneficially owned by his wife in which he disclaims any beneficial ownership.
(9) Samuel Miller disclaims any beneficial ownership in 739,548 shares of Class A common stock that are not included in the table above. These shares are beneficially owned by him because of his relationship as a trustee over these shares in which he has no residual interest.
(10) All of these shares of Class B common stock beneficially owned by Samuel Miller are held by RMS, Ltd.
(11) Includes 60,201 shares of Class A common stock held in a trust in which Charles A. Ratner has an income interest but no interest in the remainder. Charles A. Ratner disclaims any beneficial ownership in 491,938 shares of Class A common stock that are not included in the table above. Certain of these shares are beneficially owned by Charles Ratner because of his relationship as a trustee over shares in which he has no residual interest. The remainder, which are beneficially owned by his wife, are shares in which Mr. Ratner disclaims any beneficial ownership.
(12) All of these shares are held by RMS, Ltd. Excluded from the table above are 925,443 shares of Class B common stock held by RMS, Ltd. that are beneficially owned by Charles Ratner because of his relationship as a trustee over shares in which he has no residual interest. An additional 1,350 shares of Class B common stock, which are beneficially owned by his children, are shares in which Mr. Ratner disclaims any beneficial ownership.
(13) Includes 45,724 shares of Class A common stock held in a trust in which James A. Ratner has a term income interest but no interest in the remainder. James A. Ratner disclaims any beneficial ownership in 446,636 shares of Class A common stock that are not included in the table above. Certain of these shares are beneficially owned by James Ratner because of his relationship as a trustee over shares in which he has no residual interest. The remainder, which are beneficially owned by his wife, are shares in which Mr. Ratner disclaims any beneficial ownership.
(14) All of these shares are held by RMS, Ltd. Excluded from the table above are 173,281 shares of Class B common stock held by RMS, Ltd. that are beneficially owned by James Ratner because of his relationship as a trustee over shares in which he has no residual interest or which are shares beneficially owned by his children in which Mr. Ratner disclaims any beneficial ownership.
(15) Includes 45,907 shares of Class A common stock held in a trust in which Ronald A. Ratner has a term income interest but no interest in the remainder. Ronald A. Ratner disclaims any beneficial ownership in 75,925 shares of Class A common stock that are not included in the table above. Certain of these shares are beneficially owned by Ronald Ratner because of his relationship as a trustee over shares in which he has no residual interest. The remainder, which are beneficially owned by his w ife, are shares in which Mr. Ratner disclaims any beneficial ownership.
(16) All of these shares of Class B common stock beneficially owned by Ronald Ratner are held by RMS, Ltd. Excluded from the table above are 893,682 shares of Class B common stock held by RMS, Ltd. that are beneficially owned by Ronald Ratner because of his relationship as a trustee over shares in which he has no residual interest or which are shares beneficially owned by his children in which Mr. Ratner disclaims any beneficial ownership.
(17) Brian J. Ratner disclaims any beneficial ownership in 27,150 shares of Class A common stock that are not included in the table above. Certain of these shares are beneficially owned by Brian Ratner because of his relationship as a trustee over shares in which he has no residual interest. The remainder, which are beneficially owned by his wife and children, are shares in which Mr. Ratner disclaims any beneficial ownership.
(18) All of these shares of Class B common stock beneficially owned by Brian Ratner are held by RMS, Ltd. Excluded from the table above are 283,532 shares of Class B common stock held by RMS, Ltd. that are beneficially owned by Brian Ratner because of his relationship as a trustee over shares in which he has no residual interest or which are shares beneficially owned by his wife and children in which Mr. Ratner disclaims any beneficial ownership. Also excluded from the table above are 300 sh ares of Class B common stock not held by RMS, Ltd. that are beneficially owned by Brian Ratner's wife in which Mr. Ratner disclaims any beneficial ownership.
(19) These shares of Class A common stock represent all the shares in which beneficial ownership is claimed by these persons. Those shares of which any of these persons disclaim beneficial ownership are disclosed in the footnotes above.
(20) Included in this total are 1,521,683 shares of Class B common stock that are held by RMS, Ltd. These shares represent all the shares in which beneficial ownership is claimed by these persons. Those shares of which any of these persons disclaim beneficial ownership are disclosed in the footnotes above.
(21) Mr. Stucker resigned as an officer of the Company, effective January 31, 1994.

(a)  Member of the Audit Committee.
(b)  Member of the Compensation Committee.
(c)  Officer and director of various subsidiaries of the Company.
(d)  This officer is not a director.
(e) Shares of Class B common stock are convertible into shares of Class A common stock at any time on a 1-for-1 basis. If conversion of Class B common shares for the nominee or officer listed were to be converted, the ownership of Class A common shares for that person would be as disclosed in the table above.


    The Company has been advised that the RMS, Ltd. shares and other
Ratner, Miller and Shafran shares will be voted for the approval of the election of the directors nominated and that such vote will be sufficient to elect said nominees.
    There are certain family relationships among some of the nominees for Director, executive officers and principal shareholders. Max Ratner is the brother-in-law of Nathan Shafran, the father of Charles A. Ratner, James A. Ratner, Ronald A. Ratner and the uncle of Albert B. Ratner. Albert B.
Ratner is the father of Brian J. Ratner.
        Directors who are not officers of the Company received fees of
$20,000 each for the fiscal year ended January 31, 1994.  In addition,
Messrs. Schloss, Cowen, Struchen and Jarrett performed certain special consulting services for the Company, including participation on various committees, for which they received, in the aggregate, $86,000. Mr. Struchen received $59,000, primarily for attending meetings of the Company's Executive, Audit and Compensation Committees, monthly meetings of the Operating Committee and for other special projects. Messrs. Jarrett and Schloss received $13,000 and $12,500 , respectively, for attending meetings of the Company's Executive, Audit and Compensation Committees. Mr. Cowen received $1,500 for attending
meetings of the Company's Audit Committee.   Officers of the Company who serve
as directors do not receive any
additional compensation.


The following table sets forth the security ownership of all other persons who beneficially own 5% or more of the Company's common stock.

                                                        ------------- Number of Shares of Capital Stock ----------------
                                                        ------------- Beneficially Owned at March 1, 1994 --------------
                                                        Class A                                    Class B
              Name and Address of Other 5%              Common        Percent       Percent        Common         Percent
              Holders of Common Stock Stock             of Class        of          Class(a)       Stock          of Class
        Irving B. Harris                              129,297 (1)     2.51%         3.52%        53,925 (1)       1.40%
        Suite 505
        Two North La Salle Street
        Chicago, IL 60602-3703

        William Harris Investors, Inc.                231,409 (2)     4.50%         6.90%       132,947 (2)       3.46%
        Suite 505
        Two North La Salle Street
        Chicago, IL 60602-3703

        Wanger Asset Management, L.P. &               303,920 (3)     5.91%         8.68%       156,320 (3)       4.07%
           Wanger Asset Management, Ltd.
        227 West Monroe, Suite 3000
        Chicago, IL 60606

        Acorn Investment Trust,                       155,000 (3)     3.01%         5.28%       123,000           3.20%
          Series Designated Acorn Fund
        227 West Monroe, Suite 7450
        Chicago, IL 60606

        Heine Securities Corporation &                389,600 (4)     7.57%         8.78%        68,100 (4)       1.77%
          Michael F. Price
        51 J.F.K. Parkway
        Short Hills, N.J. 07078

        Interstate Properties                          41,943 (5)     0.82%         4.82%       216,300 (5)       5.62%
        Prk 80 West, Plaza 2
        Saddlebrook, NJ 07662

        Ratner, Miller & Shafran Family Interests   2,443,675 (6)    47.48%        65.46%     2,677,899 (6)      69.64%
        10800 Brookpark Road
        Cleveland, OH 44130


(1) Not included in the table above are 21,400 shares of Class A common stock and 11,300 shares of Class B common stock that are beneficially owned by associates of Irving Harris. Mr. Harris disclaims beneficial ownership of these shares. In a Schedule 13D filing, he also reported that, to the best of his knowledge, neither he nor any of the other persons named in the filings have any plans or proposals concerning the Company relating to any type of influence upon the control or management of the Company.
    Such holdings, including those in which Mr. Harris disclaims any beneficial ownership, amounted in the aggregate to 4.1% of the number of shares of Class A common stock outstanding, after giving effect to the assumed conversion of the holdings of Class B common stock included in the report into shares of Class A common stock.
(2) William Harris Investors, Inc. ("WHI") is a registered investment advisor. It has reported to the Company that it is the beneficial owner of the shares included in the table above by virtue of its advisory relationship with persons owning the shares. WHI is also under the control of Irving
    B. Harris.
(3) Wanger Asset Management, L.P. is a Delaware limited partnership and Wanger Asset Management, Ltd. is a Delaware corporation (collectively referred to as "Wanger"). Acorn Investment Trust, Series Designated Acorn Fund ("Acorn") is a Massachusetts business trust. In their reports to the Company, both Wanger and Acorn stated that they know of no plans or proposals to change or influence the control of the Company. Power over disposition of the securities reported by Acorn is shared with Wanger Asset Management, L.P., which is the investment advisor of Acorn.
(4) Heine Securities Corporation ("Heine") is an investment advisor registered under the Investment Advisors Act of 1940. It has reported to the Company that pursuant to investment advisory agreements with Mutual Series Fund, Inc. ("Funds"), comprised of three separate series, it has sole investment discretion and voting authority with respect to the securities shown in the table above. Michael F. Price, as president of Heine, also may be deemed to have investing and voting power over the same shares. Both Mr. Price and Heine disclaim any economic beneficial interest in any shares owned by the Funds. In addition, Mr. Michael Price or members of his immediate family beneficially own 2,800 shares of Class A common stock not included in the table above.
(5) Interstate Properties and two of its general partners, Mr. Steven Roth and Mr. Russell B. Wight, Jr. (collectively referred to as "Interstate"), reported in a Schedule 13D filed April 4, 1994 beneficial ownership of 216,300 shares of Class B common stock. Mr. Roth and Mr. Wight each also own 1,750 shares and 1,150 shares, respectively, of Class B common stock in which they have sole voting and dispositive power that are excluded from the amount listed in the table above. In addition to its Class B common shares, Interstate also owns 41,943 shares of Class A common stock. Interstate did not state in its Schedule 13D filing the purpose for its ownership of either the Class A common shares or the Class B common shares.
(6) The Ratner, Miller and Shafran families ("RMS") have an ownership interest in the Company as reflected in the table above. These shares are beneficially owned by members of these families either individually or through a series of trusts and custodianships. Of the Class B common shares listed above, RMS, Ltd. owns 2,667,705 shares which represents 69% of the Class B common stock outstanding at March 1, 1994.
         Certain members of RMS have been nominated for election to serve on the Board of Directors of the Company. (See information regarding nominees and directors previously disclosed for further information regarding the beneficial ownership of the Company's common stock by these individuals.)
         Included in the data referred to above are shares owned by Fannye Shafran, wife of Nathan Shafran. Mrs. Shafran has a beneficial interest in 200,754 shares of Class A common stock and 533,779 shares of Class B common stock. Of those amounts, 85,219 shares of Class A common stock and 533,779 shares of Class B common stock are in a partnership with Nathan Shafran in which they have shared voting and investment power. If the Class B common shares were converted into Class A common shares, Fannye Shafran would own 12.9% of the Class A common shares outstanding.

(a) Shares of Class B common stock are convertible into shares of Class A common stock at any time on a 1-for-1 basis. If conversion of Class B common shares for each holder of common stock listed were to be converted, the ownership of Class A common shares for that holder would be as disclosed in the table above.


                   Committees of the Board of Directors

    During the last fiscal year, the Company's Board of Directors held four regular meetings.
    The Audit Committee is currently composed of all four outside directors:
Messrs. Harry O. Schloss, Jr. (Chairman), J Maurice Struchen, Jerry V. Jarrett and Scott S. Cowen. The Audit Committee recommends the firm of independent accountants to be appointed by the Board of Directors, subject to approval by the stockholders, reviews the fee structure and the scope of the annual audit, reviews the results of the annual audit, reviews reports of significant audits performed by the Company's internal auditors, reviews the adequacy of internal controls and consults with independent accountants and financial management on accounting issues, including significant changes in accounting practices. The Audit Committee met four times during the last fiscal year.
    The Compensation Committee is comprised of three members of the Board of Directors who are not employees of the Company: Messrs. Jerry V. Jarrett (Chairman), Harry O. Schloss, Jr. and J Maurice Struchen. The Compensation Committee reviews the compensation arrangements for senior management. Two Compensation Committee meetings were held during fiscal 1993.
    Each nonemployee director who serves on either the Audit or Compensation Committees receives $500 for each meeting attended. In addition, any nonemployee director who chairs a meeting receives an additional $500.
    The Board does not have a nominating committee. Board of Director nominees are proposed by the existing Board members.
    All Board members and Committee members attended at least 75% of their respective meetings during fiscal 1993.

                       Compensation Committee Report
    The Compensation Committee of the Board of Directors consists entirely of the following nonemployee Directors:

             Jerry V. Jarrett, Chairman
             Harry O. Schloss, Jr.
             J Maurice Struchen

    The primary role of the Compensation Committee is to develop and implement compensation policies which are consistent with and integrally linked to the accomplishment of the Company's strategic objectives.
    The Company believes that shareholder value is best maximized through the increase in Earnings Before Depreciation and Deferred Taxes and the increase in the value of its real estate portfolio over time.
    The Company adheres to certain principles in developing its compensation policies. First, total compensation should be competitive with other companies in the real estate industry of similar size. Incentive compensation should be linked both to each individual's performance and the performance of the Company as a whole. Compensation opportunities should be structured to attract and retain those individuals that can help achieve the Company's strategic objectives and thus maximize shareholder value.
    The Compensation Committee reviews and approves all of the policies under which each form of compensation is paid or awarded to the Company's "key" officers as defined by the Committee. The Committee approves the compensation of the Chief Executive Officer and the other four most highly compensated executive officers. The Compensation Committee also reviews the salaries and incentives for each of the members of the Ratner, Miller and Shafran families identified as executive officers.
    The proposed Stock Option Plan is intended to grant options for key executives to purchase shares of Company stock at fair market value. Consistent with its approach to all incentive compensation, stock awards under the Plan will be granted based upon the Committee's evaluation of all performance criteria and at target levels commensurate with industry survey data regarding long-term incentives.
    Section 162(m) of the Internal Revenue Code of 1986, as amended, and recently adopted under the Omnibus Budget Reconciliation Act of 1993, limits the deduction a publicly-held corporation may take for compensation paid to its chief executive officer and its four other most highly compensated employees. This Section of the Code currently does not apply to executive officer compensation for the Company. The Compensation Committee, therefore, does not have a policy regarding the qualification of executive officer compensation for deductibility under that Section of the Code.
    There is no other long-term incentive plan covering either the Chief Executive Officer or any of the named executive officers. If the Company initiates any new plans, the Compensation Committee will review and approve such plans.
    The Company entered into an employment agreement with Albert B.
Ratner, the Vice Chairman of the Board of Directors and Chief Executive Officer, on July 1, 1989. The agreement provides for an annual salary of $450,000. The contract was initially for a term of one year but is renewable annually. Although no formal bonus plan exists, an annual bonus may be awarded, determined on a discretionary basis. No bonus has been awarded for the past four years. During fiscal 1991 and 1992, Mr. Ratner agreed to a reduction in his salary to $240,000 and $340,000, respectively, as part of an overall salary reduction program of the executive officers of the Company. During fiscal 1993, Mr Ratner's salary was increased to $400,000. Effective February 1, 1994, the Compensation Committee increased Mr. Ratner's salary to his stated contractual amount of $450,000 with existing benefits. In reviewing Mr. Ratner's compensation, the Compensation Committee feels one of the most important indicators of performance on the part of a chief executive officer is that person's ability to understand and react to changing conditions affecting our industry and to adjust strategic directions and tactical plans to be responsive. Maintaining shareholder value and development of management succession plans also rank high on the list of performance indicators.

  Jerry V. Jarrett, Chairman   Harry O. Schloss, Jr.   J Maurice Struchen

Executive Compensation
    The following table sets forth the compensation awarded to, earned by, or paid to the Company's chief executive officer and the four other most highly compensated named executive officers.


                            Annual Compensation
                                                                       Other Annual        All Other
        Name and Principal Position     Year    Salary     Bonus       Compensation       Compensation
Albert B. Ratner, Vice Chairman         1993   $399,985        -               -              $28,307
  of the Board of Directors and         1992    340,000        -               -               18,566
  Chief Executive Officer              1991    257,486        -               -               25,134

Samuel H. Miller,  Chairman             1993    349,986        -               -               30,677
  of the Board of Directors             1992    329,175        -               -               22,138
  and Treasurer.                        1991    242,902        -               -               29,631


Gilles A. E. Stucker,                   1993    298,828        -            $34,063           290,731
  Senior Vice President-Finance.        1992    300,000        -               -                4,372
                                        1991    300,000        -               -                5,259

Thomas G. Smith,                        1993    274,024   $125,000             -               51,826
  Senior Vice President,                1992    275,000        -               -               51,787
  Chief Financial Officer               1991    253,846     75,000             -               50,577
  and Secretary.

Charles A. Ratner,                      1993    248,062        -               -               11,923
 President and Chief                    1992    250,000        -               -                6,522
 Operating Officer.                     1991    205,769        -               -               11,362


    The caption "Other Annual Compensation" in the table above includes the cost of an automobile provided to the employee by the Company and reimbursements under a medical plan. No disclosure is provided where the aggregate amount for a particular named executive is less than the lesser of $50,000 or 10% of the named executive's gross annual salary and bonus.
    "All Other Compensation" includes the cost of group term life insurance, profit sharing payments under the Company's profit sharing plan, the accrual of annual benefits and interest income on each employee's vested balance in the Company's deferred compensation plan and the Company's contribution to each employee participating in the 401(k) plan. It also includes the accrual of an amount for Mr. Smith that is provided in lieu of a profit sharing plan that existed with his prior employer .
    Mr. Stucker resigned effective January 31, 1994. In accordance with the terms of his separation agreement, he received $125,000 during fiscal 1993 and he will receive additional payments during fiscal 1994 totaling $475,000. He also will continue in the Company's medical program for one year. In addition, he was paid for his accrued vacation and deferred compensation at January 31, 1994. These amounts are included in "All Other Compensation" in the table above.
    On July 1, 1989, the Company entered into an employment agreement with Samuel H. Miller providing for an annual salary of $385,000. Effective as of February 1, 1991 the Company entered into an employment agreement with Charles A. Ratner providing for an annual salary of $250,000. Effective February 1, 1994, the Compensation Committee increased the annual base salaries of Samuel H. Miller and Charles A. Ratner to $385,000 and $325,000, respectively. These contracts, which were initially for a term of one year but which are renewable annually, provide for the payment of premiums for life insurance with the Company as beneficiary. The Company has no bonus plan; however, each year bonuses may be awarded based upon performance, determined on a discretionary basis.
    The employment agreements for Albert Ratner, Samuel Miller and
Charles Ratner further provide that upon the death of such officer his beneficiaries will receive an annual payment for five years equal to one-half of his average annual contractual salary, as stated in the contract, and bonus, if any, for the five calendar years immediately preceding his death.
    Notwithstanding their employment agreements, Samuel Miller and Charles Ratner agreed to have their salaries adjusted effective March 1991 as part of an overall salary reduction program of the executive officers of the Company. Mr. Miller's salary was reduced from $385,000 to $230,000 and subsequently restored to $350,000 during 1992. Charles Ratner's salary was reduced from $250,000 to $200,000. During 1992, his salary was restored to $250,000.

                              Performance Graph


               (The performance graph is printed in this space.
                The table below represents the data points of the performance graph)


      1/31     1989     1990     1991     1992     1993     1994
      FCE       100       94       39       43       65      101
      S&P       100      114      124      152      168      190
      DJ        100      125       99      105       95      112



    The above graph shows a comparison of five-year cumulative total return to shareholders for Forest City Enterprises, Standard & Poor's 500 Stock Index ("S&P") and the Dow Jones Real Estate Investment Index ("Dow Index").
    Companies that comprise the Dow Index include Catellus Development Corporation, Federal Realty Investment Trust, First Union Real Estate Equity, Newhall Land & Farming, Rockefeller Center Properties and The Rouse Company. Forest City Enterprises is not included in the Dow Index. The cumulative total return is based on a $100 investment on January 31, 1989 and the subsequent change in market prices of the securities at each respective fiscal year end. It also assumes that dividends were reinvested quarterly.

               Transactions with Affiliated Persons
    The Company paid approximately $80,000 during the fiscal year ended January 31, 1994 to RMS Investment Corp., a company owned by the principal shareholders that is engaged in property management and leasing, to serve as an owner's representative for four of its properties in Greater Cleveland. The rate of compensation for such services was based on an hourly rate for time expended and is believed to be comparable to that which other management companies would charge. Beginning with fiscal 1993, RMS Investment Corp. also serves as the property manager for these four properties and is responsible for leasing vacant space. The rate of compensation for such management services is 4% of all tenant rentals plus a fee to lease vacant space. Management believes these fees are comparable to that which other management companies would charge.
    Those of the principal shareholders who are officers or employees of the Company own, alone or in conjunction with others, certain commercial, industrial and residential properties which may be developed, expanded, operated and sold independently of the business of the Company. The ownership of these properties by these principal shareholders makes it possible that conflicts of interest may arise between them and the Company. Areas of possible conflict may be in the development or expansion of properties which may compete with the Company or the solicitation of tenants for the use of such properties. However, no such conflicts are anticipated. The Company was informed by these principal shareholders in 1960 that, except for these properties, they would in the future engage in all business activities of the type conducted by the Company only through and on behalf of the Company as long as they were employed by the Company. This would not preclude them from making personal investments in real estate on which buildings and improvements have been completed prior to such investments.
    During 1991, the Company borrowed $10,000,000 from each of two related parties pursuant to a nonrecourse loan and security agreement. The creditors, both of whom are shareholders, are the Ratner, Miller and Shafran families and related parties, and the Harris family and related parties. The Harris family is also a partner with the Company in several development projects. The loans are secured by selected real estate assets of the Company and a note receivable . During 1992, the Company paid $70,220 to the Harris family and related parties from the proceeds of the sale of a part of the collateral. In September 1992, Society National Bank purchased the obligation from the Harris family and related parties at par for $9,929,780. Later in 1992, the Company paid $7,075,375 to Society National Bank to further reduce the balance outstanding to $2,854,405 at January 31, 1993. This balance subsequently was paid off in 1993. During 1992 and 1993, the Company paid $1,115,022 to the Ratner, Miller and Shafran families, leaving a balance outstanding of $8,884,978 on this portion of the debt at January 31, 1994.
    The Company and its subsidiaries also had credit agreements and real estate mortgages with Society National Bank, of which J Maurice Struchen, who is a director of the Company, is a retired Chairman of the Board and is presently a director of Society Corporation. The amount outstanding against these credit lines and mortgages as of January 31, 1994 was $148,256,000.
    The terms of all the foregoing borrowing arrangements are no less favorable to the Company or its subsidiaries than those available from unrelated parties for comparable transactions.

        Compliance With Section 16(a) of the Exchange Act
    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who are beneficial owners of more than ten percent of a registered class of the Company's equity securities ("Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Reporting Persons are required by regulations of the Securities and Exchange Commission to furnish the Company's Corporate Secretary with copies of all
Section 16(a) forms that they file.
    Based solely on its review of the copies of Section 16(a) forms received by it, or written representations from Reporting Persons that no Forms 5 were required for those persons, the Company believes that during 1993 all filing requirements applicable to Reporting Persons were complied with except for the following: Nathan Shafran, Fannye Shafran, Joseph Shafran, all general partners of the Berimore Company, each filed an amended Form 4 to report one transfer of stock transaction inadvertently omitted from their previous Form 4 report.
        Due to an accounting error, Max Ratner filed an amended Form 4 to correct the amount of stock disposed in a gift of stock transaction and to report two gift transactions by his spouse.

        Election of Independent Auditors
    The Board of Directors has nominated Coopers & Lybrand, Certified
Public Accountants, for election by the shareholders at the annual meeting as the Company's independent auditors for the fiscal year ending January 31, 1994.
    A representative of Coopers & Lybrand will attend the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement.
    The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A common stock and Class B common stock of the Company is required for approval of proposal 3. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal and that such vote will be sufficient to approve such proposal.

          Immediate Adjournment of the Annual Meeting
     The annual meeting of shareholders will be held on Tuesday, June 14, 1994 at 9:00 a.m. in the English Oak Room, 50 Public Square, Cleveland, Ohio 44113. The first order of business will be to adjourn the annual meeting until 3:00 p.m., Tuesday, June 21, 1994, in the English Oak Room, 50 Public Square, Cleveland, Ohio 44113. The reason for the immediate adjournment is that Max Ratner, the Founder Chairman of the Board of Directors, is receiving an honorary degree from Hebrew University in Israel during this time and certain members of the Board of Directors want to be with him. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of adjournment and that such vote will be sufficient to approve such proposal.

          Approval of Proposed Amendment to the Company's Code of Regulations The Board of Directors is recommending the adoption of an amendment to the provisions of the Company's Code of Regulations as amended June 11, 1991, relating to the date for the Annual Meeting of Shareholders. Under the amendment, the date of the annual meeting for any one year would remain the second Tuesday in June, unless the Board of Directors schedules the meeting on another date between June 1 and June 30. The amendment would give the Board of Directors the flexibility to schedule the Annual Meeting of Shareholders each year in a manner that minimizes schedule conflicts and encourages attendance by all interested shareholders. Exhibit A to this Proxy Statement sets forth the complete text of the proposed amendment. The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A common stock and Class B common stock of the Company is required to adopt the amendment.
    The Board of Directors recommends a vote FOR the adoption of the amendment to the Company's Amended Regulations. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the amendment and that such vote will be sufficient to approve such amendment.

                 Approval of Proposed 1994 Stock Option Plan
Background
    On March 17, 1994, the Board of Directors of the Company approved the 1994 Stock Option Plan ("the Plan") and recommended its approval by the stockholders. The Plan is designed to enhance the retention and motivation of key employees including officers, executives and other members of the management team who can contribute materially to the Company's success by granting these key employees options to purchase shares of the Company's Class A common stock. The Plan also is intended to foster within these key employees an identification with ownership and shareholder interests. Stock options granted under the Plan are intended to qualify for the performance-based exception of Section 162(m) of the Internal Revenue Code of 1986, as amended.
    The following is a summary of the significant Plan features. A complete text of the 1994 Plan is set forth in Exhibit B of this Proxy Statement.

Summary of 1994 Plan

Administration. The 1994 Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors. No member of the Committee may exercise discretion with respect to, or participate in, the administration of the Plan if, at any time during the twelve month period prior to such exercise of discretion or participation, he or she has been granted stock, restricted stock, stock options, stock appreciation rights or any other derivative security of the Company, except as permitted by Rule 16b-3 of the Securities and Exchange Act of 1934, or any successor rule or regulation.
    Within the limits of the Plan, the Committee is authorized to interpret its provisions and to determine those employees who shall receive awards, the number of shares subject to each grant, the form of the awards, and all applicable limitations and terms under which the awards are made.
In making awards, the Committee will take into consideration the performance of each employee.

Eligibility. Stock options under the Plan may be awarded to key employees as determined by the Committee, based upon each employee's duties and performance, including officers, senior executives, employee directors and other members of the managemen t team. The Committee anticipates that approximately 75 such key employees will be eligible to participate in the Plan.

Share Awards Under the Plan. Shares may be awarded under the Plan in the form of either incentive stock options or nonqualified stock options. The aggregate number of shares which may be awarded during the term of the Plan is 250,000 shares, subject to adjustments by the Committee. The aggregate number of shares which may be awarded to an individual participant during the term of the Plan is 25,000 shares. Shares awarded may be either authorized but unissued shares or shares held in the Company's treasury.

Terms and Conditions. Stock options under the Plan will be awarded by an agreement between the Company and the Grantee in a form approved by the Committee and delivered by authorized officers of the Company. Grantees will be employees of the Company at the time of grant and may exercise their option subject to the term of the grant (maximum of ten years) but no later than three months following their termination from the Company. The exercise price for options will be at least equal to the fair market value on the date of the grant. In the event that incentive stock options are awarded to a Grantee who owns more than ten percent of the voting power of all classes of stock, the exercise price will be at least 110 percent of the fair mark et value on the date of the grant. No stock options awarded under the Plan may be exercised during the first year of the term of exercise.

Duration. The Plan will allow the granting of stock options for a period of ten years from the date the Plan is approved by shareholders and will remain in effect until all stock options awarded under the Plan have been exercised, surrendered or expired.

Termination of Employment. If a Grantee's employment with the Company terminates by reason of death, disability or retirement, the option remains exercisable in accordance with its terms and may be exercised by the Grantee or his or her estate, heir or legatee. If the Grantee's employment terminates for any reason other than death, disability or retirement, all rights to exercise will terminate and be forfeited on the date of termination of employment.

Adjustments in the Event of Change in Common Stock. In the event of any change in the common stock of the Company by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, combination, split-up or exchange of shares, the number of shares which may be awarded thereafter, the kinds of stock and the option purchase price will be adjusted by the Committee consistent with such changes.

Merger or Other Reorganization. In the event that the Company is the surviving Company in a merger or other reorganization, stock options will extend to the new Company to the same extent that they applied at the former Company. If the Company is not the surviving Company in a merger or other reorganization, any Grantee will retain the right to receive the value of his or her stock option awards received prior to the merger or reorganization, subject to Plan provisions.

Amendment and Termination. The Board may, without further action by the shareholders, from time to time, amend, alter, suspend or terminate the Plan, except as otherwise required by applicable federal securities' laws. Accounting Treatment. Under present accounting rules, neither the grant nor the exercise of stock options under the 1994 Plan will result in a charge against the Company's earnings However, the Financial Accounting Standards Board's (FASB) proposed exposure draft would change this treatment and result in a charge to earnings based upon the estimated fair value of the options at the time of grant, accrued ratably over the service period (generally the vesting period).

Federal Income Tax Aspects. The following is only a brief summary of the federal income tax aspects of awards made under the 1994 Plan based upon the federal income tax laws in effect on this date. This summary is not intended to be exhaustive, and does not describe a number of special tax rules, including the alternative minimum tax, state or local tax laws, and various elections which may be applicable under certain circumstances.
    A Grantee who has been awarded a stock option under the 1994 Plan will not realize taxable income on the date of grant, and the Company will not be entitled to a deduction at that time. A Grantee who exercises an incentive stock option (with in the meaning of Section 422A of the Internal Revenue Code) will not be subject to taxation at the time of exercise nor will the Company be entitled to a deduction. However, a disposition of the purchased shares after the expiration of the required holding period (one year after exercise and two years after grant) will result in long-term capital gains rates in the year of disposition on the spread between the option price and the fair market value on the date of sale, and the Company will not be entitled to a deduction for federal income tax purposes. A disposition of the purchased shares prior to the expiration of the applicable holding periods will subject the Grantee to taxation at ordinary income rates in the year of disposition and the Company will be entitled to a corresponding deduction for federal tax purposes.
    A Grantee who exercises a nonqualified stock option will realize ordinary income in an amount measured by the spread between the option price and the fair market value on the date of exercise, and the Company will realize a corresponding deduction for federal tax purposes. In the year of disposition, the Grantee will be subject to long-term capital gains rates on any gain over the fair market value on the date of exercise.

The Board of Directors recommends a vote "FOR" approval of the 1994 Stock Option Plan (Item 5 on Proxy Card).

             Shareholder Proposals for 1994 Annual Meeting
    Any shareholder proposals intended to be presented at the Company's
1994 annual meeting of shareholders must be received by the Company at 10800 Brookpark Road, Cleveland, Ohio 44130 on or before December 31, 1994 for inclusion in the Company's proxy statement and form of proxy relating to the 1994 annual meeting of shareholders.

                              Other Business
    It is not anticipated that matters other than those described in this Proxy Statement will be brought before the meeting for action, but if any other matters properly come before the meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.
    Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming annual meeting, the company will mail, at no charge to the stockholder, a copy of the company's annual report on Form 10-K including the financial statements and schedules and excluding exhibits required to be filed with the Securities and Exchange Commission pursuant to rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the company's most recent fiscal year. Requests from beneficial owners of the company's common stock must set forth a good faith representation that, as of the record date for the annual meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

        Secretary
        Forest City Enterprises, Inc.
        10800 Brookpark Road
        Cleveland, Ohio  44130


                      Cost and Method of Proxy Solicitation
    The cost of solicitation will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for their expense in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by telephone, telegram or in person.

        By order of the Board of Directors.

        /s/ Thomas G. Smith, Secretary



Cleveland, Ohio
April 15, 1994






                                   EXHIBIT A

AMENDMENT TO COMPANY'S CODE OF REGULATIONS, as amended June 11, 1991
SECTION 1. The annual meeting of the shareholders of the Company for the election of directors, the consideration of reports to be laid before the meeting, and the transaction of such other business as may properly be brought before the meeting shall be held in the place described in the Articles of Incorporation as the place where the principal office of the Company is or is to be located, or at such other place either within or without the State of Ohio as may be designated by the Board of Directors, the Chairman of the Board, or the President and specified in the notice of the meeting at ten o'clock a.m., on the second Tuesday of June in each year, OR AT SUCH OTHER TIME AND ON SUCH OTHER DATE (NOT, HOWEVER, EARLIER THAN JUNE 1 OR LATER THAN JUNE 30 IN ANY YEAR) AS THE BOARD OF DIRECTORS MAY DETERMINE.

*Capitalized material added to existing provisions.



                                   EXHIBIT B

                                   PROPOSED
                         FOREST CITY ENTERPRISES, INC.
                             1994 STOCK OPTION PLAN

1.  Purpose
    The purpose of the 1994 Stock Option Plan (the "Plan") shall be to
    enhance the retention and motivation of key employees   including
    officers, executives and other employees who are members of the Company's management team and who, in the judgement of the Committee, can contribute materially to the Company's success by awarding these key employees the opportunity to receive stock options to purchase shares of the Company's Class A common stock. The Plan is also intended to foster within these key employees an identification with ownership and shareholder interests.
2.  Definitions
    Unless the context of the applicable section clearly indicates otherwise,
    the terms below, when used within the Plan, shall   have the
    meaning set forth in this Section 2.
      A. Beneficiary means the person or persons designated in writing by the Grantee or, in the absence of such a designation or if the designated person or persons predecease the Grantee, the Grantee's beneficiary shall be the person or persons who acquire the right to exercise an option by bequest or inheritance.
      B. Board of Directors or Board means the Board of Directors of the Company.
      C. Code means the Internal Revenue Code of 1986, as amended from time to time.
      D. Company means Forest City Enterprises, Inc.
      E. Compensation Committee or Committee means the
         Compensation Committee of the Board of Directors.
      F. Disability means a disability as defined in the Company's
         Long Term Disability Plan, as amended from time to time.
      G. Grantee means an executive or management team member to whom an Option has been granted under the Plan.
      H. Incentive Stock Options means options to purchase shares of stock within the meaning of Section 422(b) of the Code.
      I. Nonqualified Stock Options means options which do not qualify as Incentive Stock Options within the meaning of
         Section 422(b) of the Code.
      J. Option means an option to purchase a share or shares of the Company's par value common stock.
      K. Plan means the 1994 Stock Option Plan.
      L. Retirement means retirement pursuant to the Company's retirement policies.
      M. Shares means shares of the Company's par Class A common stock.
      N. Term of Exercise means the time period during which a particular Option may be exercised in accordance with
         Section 6(G) of this Plan.
      O. Wherever used herein, unless indicated otherwise, words in the masculine form shall be deemed to refer to females as well as to males.
3.  Administration
      A. Compensation Committee
         The Plan shall be administered by the Compensation
         Committee of the Board of Directors. No member of the Compensation Committee may exercise discretion with respect to, or participate in, the administration of the Plan if, at any time during the twelve month period prior to such exercise or participation, he or she has been granted or awarded stock, restricted stock, stock options, stock appreciation rights, or any other derivative security of the Company, except as permitted in Rule 16b-3 of the Securities and Exchange Act of 1934, or any successor rule or regulation.
      B. Determinations
         Within the limits of the provisions of the Plan, the Committee shall have the plenary authority to determine (i) the key employees to whom awards hereunder shall be granted, (ii) the number of shares subject to each option; provided that, if the award is an incentive stock option, the aggregate fair market value of the shares (as determined at the time the option is granted) which become exercisable in any calendar year for any employee shall not exceed $100,000, (iii) the form (incentive stock options or nonqualified stock options) and amount of each award granted, (iv) the provisions of each Option Agreement, and (v) the limitations, restrictions and conditions applicable to any such award. In making such awards the Committee shall take into consideration the performance of each eligible employee. The determinations of the Committee on all matters regarding the Plan shall be final and conclusive unless otherwise determined by the Board of Directors.
      C. Interpretation
         Subject to the provisions of the Plan, the Committee may interpret the Plan, and prescribe, amend and rescind rules and regulations relating to it. The interpretation of any provision of the Plan by the Committee shall be final and conclusive unless otherwise determined by the Board of Directors.
4.  Eligibility
      Stock options may be granted under the Plan to key employees of the Company, as determined by the Committee, based upon the Committee's evaluation of employees' duties and their overall performance including current and potential contributions to the Company's success.
      Generally, this group of eligible key employees includes officers, senior executives, directors who are also employees, and any other members of the Company's management team deemed appropriate by the Committee. All determinations by the Committee as to the identity of persons eligible to be granted awards hereunder shall be conclusive.
5.  Share Awards Under the Plan
      A. Form
         Awards under the Plan shall be granted in the form of incentive stock options or nonqualified stock options as herein defined in Section 2.
      B. Shares Subject to the Plan
         The aggregate number of shares that may be awarded as stock options during the term of the plan may not exceed 250,000 authorized but unissued shares or shares held by the Company in its Treasury, subject to adjustments described in section 9-A. The aggregate number of shares which may be awarded to an individual participant during the term of the plan is 25,000 shares, subject to adjustments described in section 9-A. If any stock option granted under the Plan shall terminate, expire or, with the consent of the grantee, be canceled as to any shares, such shares may be offered by new options granted hereunder the Plan.
      C. Adjustment Provisions
         The aggregate number of shares of common stock with respect to which stock options may be granted, and the aggregate number of shares of common stock subject to each outstanding stock option award may be adjusted by the Committee as it deems appropriate from time to time.
6.  Terms and Conditions of Awards
    Stock options granted under the Plan shall be in such form and upon such terms and conditions as the Committee shall determine from time to time, subject to the following:
      A. Stock Option Agreement
         Each stock option granted under the Plan shall be evidenced by an agreement between the Company and the Grantee, in a form approved by the Committee, which has been executed and delivered. Appropriate officers of the Company are hereby authorized to execute and deliver these agreements in the name of the Company as directed from time to time by the Committee.
      B. Employment by the Company
         Each grantee shall be an employee of the Company at all times during the period beginning on the date of the granting of the stock option and ending on the day three (3) months before the date of exercise of options granted pursuant to the Plan.
      C. Exercise Price for Stock Options
         (1) With respect to any non-qualified stock options the exercise price to be paid by the Grantee to the Company for each share shall be at least equal to the fair market value of a share on the date the option is granted.
         (2) With respect to any incentive stock option awarded to a Grantee who, on the date of the grant, owns ten percent or less of the total combined voting power of all classes of stock of the Company, the exercise price to be paid by the Grantee to the Company for each share shall be at least equal to the fair market value of a share on the date the option is granted.
         (3)With respect to any incentive stock option awarded to a Grantee who, on the date of the grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price to be paid by the Grantee to the Company for each share shall be not be less than 110% of the fair market value of a share on the date the incentive stock option award is granted. At no time may an option be granted under the plan if the option price per share is less than the par value of the stock.
      D. Exercise
         Stock options shall be exercisable subject to provisions of this Plan and any other conditions as determined by the Committee, and shall be evidenced by a written Option Agreement between the key employee and the Company as provided in Section 6(A) of this Plan.
      E. Payment
         At the time that a stock option granted under the Plan, or any part thereof, is exercised, payment for the stock issuable thereupon shall be made in full in cash, money order, certified check, cashier's check, or in shares of stock currently owned by the key employee which have satisfied any required holding period and are valued at the fair market value of the shares on the date of exercise. As soon as reasonably possible following such exercise of a stock option, a certificate representing the shares of stock purchased, registered in the name of the key employee (Grantee), shall be delivered to same
      F. Term of Exercise
         The term during which each stock option granted under the Plan may be exercised shall be as provided within the fully executed and delivered Option Agreement. In no event shall the term during which an option may be exercised exceed ten years from the date upon which such option was granted.
      G. Stock Option Vesting
         No stock options awarded under the Plan may be exercised during the first year of the term of exercise.
      H. Fair Market Value
         Fair Market Value shall be determined by the price per share at the close of business on the date on which the stock option grant is awarded or, if the grant date is not a regular business day, by the price per share on the next regular business day following the date of the grant.
7.  Duration
    With respect to any stock option awarded to a Grantee, such award shall be granted within a period of 10 years from the date on which the Plan is adopted or the date on which the Plan is approved by shareholders, whichever is earlier. The Plan shall remain in effect thereafter until all stock options awarded under the Plan have been exercised, surrendered or expired.
8.  Exercise in the Event of Death or Other Termination of Employment
      A. Death
         If a Grantee shall die while an employee of the Company or during a period of disability, the option can be exercised by his estate, heir or legatee at any time during its original term.
      B. Disability
         If a Grantee's employment by the Company shall terminate because of disability, and Grantee has not died within the following twelve months, he may exercise his options to the extent that he was entitled to do so on the date of his termination of employment, at any time, but not later than the expiration date specified in the Option Agreement by which such award was granted.
      C. Retirement
         If a Grantee's employment shall terminate (i) by reason of his retirement in accordance with the Company's retirement plan or (ii) with the consent of the Committee, his right to exercise shall terminate and be forfeited on the expiration data specified in the Option Agreement by which such award was granted, or three months after termination of employment, whichever date is earlier.
      D. Other
         If a Grantee's employment shall terminate for any reason other than death, disability or retirement as provided in Sections 8(A) through 8(C) of the Plan herein, all rights to exercise his option shall terminate and be forfeited on the date of such termination of employment.
9.  Miscellaneous
      A. Adjustments in the Event of Change in Common Stock
         In the event of any change in the common stock of the Company by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, combination, split-up, or exchange of shares, or of any similar change affecting the common stock, the number and kind of shares which thereafter may be awarded under the Plan and the number and kind of shares subject to option in outstanding agreements, and the option purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, eligible key employees.
      B. Non-Transferability and Non-Assignability
         No stock options granted hereunder may be transferred, assigned, pledged or hypothecated, except as provided by will or the applicable laws of descent or distribution, and no awards granted hereunder shall be subject to execution, attachment, or similar process. Each option granted hereunder may be exercised only by the individual to whom it is issued or the executor of the estate and is subject to the terms, conditions and provisions herein.
      C. Investment Representation
         Each stock option agreement may provide that, upon demand by the Committee, the Grantee shall deliver to the Committee at the time of exercise of an option or portion thereof, a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof.
      D. Rights as a Shareholder
         Any eligible key employee who receives a stock option under the Plan shall have no rights to the underlying shares until the date of the issuance of a stock certificate to him, and only after such shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
      E. No Obligation to Exercise
         The granting of a stock option under the Plan shall impose no obligation upon an eligible key employee to exercise such option.
      F. Incentive Stock Options
         Each option agreement which provides for the grant of an incentive stock option to an eligible key employee shall contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as an incentive stock option within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time.
      G. Beneficiary Designation and Change
         Each Grantee shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his death.
         A Grantee may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Grantee's death.
      H. Application of Proceeds
         The proceeds received by the Company from the sale of common stock under the Plan shall be used for general corporate purposes.
      I. Withholding Taxes
         Upon the issuance of any stock pursuant to the exercise of a stock option, the Company shall have the right to require the Grantee to remit to the Company an amount payable in cash, money order, certified check or cashier's check that is sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate(s) for shares of common stock. Alternatively, the grantee may relinquish existing unexercised stock options with an aggregate value of the difference between the exercise price and the market value of the underlying stock sufficient to satisfy the withholding tax requirements. The amount of withholding must also include tax liabilities associated with the gains on the options relinquished for this purpose.
      J. Right to Terminate Employment
         Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any key employee the right to continue in the employment of the Company or affect any right which the Company has to terminate any key employee.
      K. Governing Law
         The Plan shall be construed and its provisions enforced and administered in accordance with the laws of Ohio, except to the extent that such laws may be superseded by any federal laws.
      L. Awards Not Treated as Compensation Under Benefit Plans
         No awards under the Plan shall be considered as compensation under any employee benefit plan of the Company, except as specifically provided in any such plan or as otherwise determined by the Board of Directors.
      M. Effect of Merger or Other Reorganization
         In the event that the Corporation shall be the surviving Corporation in a merger or other reorganization, stock options shall extend to the new Corporation to the same extent that they applied at the former Corporation. In the event that the Corporation shall not be the surviving Corporation in a merger or other reorganization, any Participant to whom a stock option has been granted under the Plan shall retain the right to receive the value of such stock option awards, subject to all applicable Plan provisions and restrictions, for awards granted prior to the effective date of such merger or other reorganization.
      N. Elimination of Fractional Shares
         If, under any provision of the Plan or formula used to calculate award levels of stock options, the number so computed is not a whole number, such number of shares shall be rounded down to the next whole number.
10. Effective Date/Approval by Shareholders
    The effective date of the Plan shall be the date on which it is adopted by the Board, subject to approval of the Plan by the holders of a majority of the shares of common stock of the Company within a period beginning 12 months prior to and ending 12 months following approval of the Plan by the Board. The Plan and any grants made as a part of the Plan shall be null and void and of no effect if such condition is not fulfilled.
11. Amendment and Termination of the Plan
    The Board may, without further action by the shareholders, from time to time, amend, alter, suspend or terminate the Plan, except as otherwise required by applicable federal securities laws.




                             PROXY CARDS
                         CLASS A SHAREHOLDERS

FRONT
    The front of the proxy cards has a space for the shareholder's name and address as well as the number of shares registered in his name. There are two lines for signatures and dates as well as the following language below the second signature line:

    "NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such."

    The card contains boxes for which the shareholder is to indicate his vote for each of the issues. Each issue is identified by number and a brief description as follows:

    1.  Immediate Adjournment:   For, Against, Abstain

    2.  Directors:               For, Withheld
          For, except vote withheld from the following nominee(s):
          (a line is printed below this language to allow the shareholder to indicate the withheld nominee(s))

    3.  Auditors:                For, Against, Abstain

    4.  Code Of Regulations:     For, Against, Abstain

    5.  Stock Option Plan:       For, Against, Abstain

    The following language is in the lower right hand corner in bold type:

      "The Board of Directors recommends a vote FOR items 1,2,3,4 and 5.

BACK

    The back of the proxy card contains the following language:

                     FOREST CITY ENTERPRISES, INC.
          Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders

The undersigned hereby appoints Max Ratner, Nathan Shafran and Samuel H. Miller, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest
City Enterprises, Inc. to be held in the English Oak Room, 50 Public Square, Cleveland, Ohio 44113, on Tuesday, June 14, 1994 at 9:00 a.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class A common stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

    (1) The immediate adjournment of the Annual Meeting of Shareholder until Tuesday, June 21, 1994. The Annual Meeting of Shareholders will be reconvened on June 21, 1994 at 3:00 p.m. in the English Oak Room, 50 Public Square, Cleveland, OH 44113.

    (2) The election of three (3) directors, each to hold office until the next annual shareholders' meeting and until his successor shall be elected and qualify.

    (3) The election of Coopers & Lybrand as independent auditors for the Company for the fiscal year ending January 31, 1995.

    (4) An amendment to the Company's Code of Regulations establishing the date for the Annual Meeting of Shareholders as the second Tuesday in June, unless the Board of Directors schedules the meeting on another date between June 1 and June 30.

    (5)  The approval of the proposed 1994 Stock Option Plan.

    (6) In their discretion, to vote upon such other business as may properly come before the meeting.

Please specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. When properly executed, this proxy will be voted in accordance with your instructions, or, IF YOU GIVE NO INSTRUCTIONS, this proxy will be voted FOR items 1,2,3,4 and 5.



PROXY CARDS
                         CLASS B SHAREHOLDERS

FRONT
    The front of the proxy cards has a space for the shareholder's name and address as well as the number of shares registered in his name. There are two lines for signatures and dates as well as the following language below the second signature line:

    "NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such."

    The card contains boxes for which the shareholder is to indicate his vote for each of the issues. Each issue is identified by number and a brief description as follows:

    1.  Immediate Adjournment:   For, Against, Abstain

    2.  Directors:               For, Withheld
          For, except vote withheld from the following nominee(s):
          (a line is printed below this language to allow the shareholder to indicate the withheld nominee(s))

    3.  Auditors:                For, Against, Abstain

    4.  Code Of Regulations:     For, Against, Abstain

    5.  Stock Option Plan:       For, Against, Abstain

    The following language is in the lower right hand corner in bold type:

      "The Board of Directors recommends a vote FOR items 1,2,3,4 and 5.

BACK

    The back of the proxy card contains the following language:

                     FOREST CITY ENTERPRISES, INC.
          Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders

The undersigned hereby appoints Max Ratner, Nathan Shafran and Samuel H. Miller, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest
City Enterprises, Inc. to be held in the English Oak Room, 50 Public Square, Cleveland, Ohio 44113, on Tuesday, June 14, 1994 at 9:00 a.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class B common stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

    (1) The immediate adjournment of the Annual Meeting of Shareholder until Tuesday, June 21, 1994. The Annual Meeting of Shareholders will be reconvened on June 21, 1994 at 3:00 p.m. in the English Oak Room, 50 Public Square, Cleveland, OH 44113.

    (2) The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his successor shall be elected and qualify.

    (3) The election of Coopers & Lybrand as independent auditors for the Company for the fiscal year ending January 31, 1995.

    (4) An amendment to the Company's Code of Regulations establishing the date for the Annual Meeting of Shareholders as the second Tuesday in June, unless the Board of Directors schedules the meeting on another date between June 1 and June 30.

    (5)  The approval of the proposed 1994 Stock Option Plan.

    (6) In their discretion, to vote upon such other business as may properly come before the meeting.

Please specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. When properly executed, this proxy will be voted in accordance with your instructions, or, IF YOU GIVE NO INSTRUCTIONS, this proxy will be voted FOR items 1,2,3,4 and 5.